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                         SUBSIDIARIES OF THE REGISTRANT






                                                                   STATE OF
                                                                 INCORPORATION
                                             PERCENTAGE OF            OR
    PARENT              SUBSIDIARY             OWNERSHIP         ORGANIZATION
    ------              ----------             ---------         ------------

 K-FED BANCORP      KAISER FEDERAL BANK          100%               FEDERAL